UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2008

BPO MANAGEMENT SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28560	22-2356861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Suite 200, Anaheim, California 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (714) 974-2670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01  Entry into a Material Definitive Agreement.

Merger Agreement

On September 5, 2008, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Healthaxis Inc., a Pennsylvania corporation (“Healthaxis”), and Outsourcing Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Healthaxis (“Merger Sub”), providing for the merger of Merger Sub with and into us.

In connection with the Merger Agreement, Healthaxis will issue shares of its common stock (“Common Stock”) and shares of a new series of its preferred stock, designated as Healthaxis Series B Convertible Preferred Stock (“Series B Preferred Stock”), in exchange for the outstanding stock and certain warrants held by our stockholders.  Healthaxis has also agreed with us that all of our outstanding options and certain warrants will become exercisable for shares of Healthaxis’ Common Stock.  Based on the fixed exchange ratios contained in the Merger Agreement, it is expected that immediately following the closing of the Merger, our current security holders will own approximately 80% of Healthaxis and current Healthaxis security holders will own approximately 20% of Healthaxis, on a fully-diluted basis.  Following the Merger, our preferred stockholders will, through their ownership of Healthaxis Series B Preferred Stock, hold a liquidation preference of $0.84 per share.  The surviving public company will be re-named “BPO Management Services, Inc.”

Each of Healthaxis and we have made various representations, warranties and covenants to the other in the Merger Agreement, including, among others, not to (a) solicit proposals relating to alternative business combination or acquisition transactions or (b) subject to certain exceptions which permit each respective company’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or provide confidential information in connection with, alternative business combination or acquisition transactions. Subject to certain exceptions that permit each company’s board of directors to comply with its fiduciary duties, Healthaxis board of directors has agreed to recommend that its stockholders vote in favor of the Merger, as contemplated by the Merger Agreement.  The Merger Agreement also includes covenants pertaining to the operation of each company’s business and other matters between execution of the Merger Agreement and the closing of the Merger.  Finally, the Merger Agreement contemplates that we will enter into an employment agreement with each of the top four members of Healthaxis management, which employment agreements will become effective upon the closing of the Merger.

Consummation of the Merger is subject to various conditions, including, among others, the completion of certain pre-merger steps by Healthaxis, the approval of the transactions contemplated by the Merger Agreement by the stockholders of both companies, and the absence of certain legal impediments to consummation of the Merger.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, either Healthaxis or we may be required to pay the other a termination fee of $500,000.

Healthaxis Pre-Merger Steps

As a condition to the closing of the Merger , Healthaxis is required to complete the following pre-merger steps: (1) termination of agreements with, and warrants issued to, Tak Investments, Inc.; (2) conversion of all currently outstanding shares of Healthaxis Series A Convertible Preferred Stock (the “Series A Preferred Stock”) into shares of Common Stock, termination of a warrant issued to LB I Group, Inc., and termination of the agreements entered into with LB I Group Inc. and other former holders of the Series A Preferred Stock; (3) termination of a warrant held by Lewis Opportunity Fund, L.P.; (4) amendment of the Remote Resourcing Agreement with Healthcare BPO Partners, L.P.; (5) creation of a new series of preferred stock, to be designated the “Series B Convertible Preferred Stock”; (6) authorization and approval of an additional 3,000,000 shares of Common Stock (without giving effect to the reverse split referenced in section (7) below) to the Healthaxis Inc. 2005 Stock Incentive Plan (or a new Healthaxis plan); (7) the effectuation of a reverse split of Healthaxis’ shares of Common Stock, and (8) the change of Healthaxis’ corporate name to “BPO Management Services,  Inc.”

Terms of New Series B Convertible Preferred Stock

Subject to the successful consummation of the Merger, the holders of the new Healthaxis Series B Preferred Stock will be entitled to receive dividends pari passu with dividends paid to holders of Healthaxis Common Stock.  Dividends will be payable in cash upon a conversion, or in shares of Common Stock if certain conditions are met.  Dividends will be payable upon a preferred stock redemption, the liquidation of the Healthaxis and upon other fundamental changes.

The holders of Series B Preferred Stock will not be entitled to general voting rights.  However, for so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock will be entitled to vote as a class, and therefore have veto rights on the sale of the Healthaxis, changes in capitalization, repurchases of stock, and other matters.  For so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock will have the right to elect one director.

Upon liquidation, the holders of Series B Preferred Stock will be entitled to receive $0.84 per share prior to the receipt of any value by the holders of the Healthaxis’ Common Stock or other junior stock.  The holders of Series B Preferred Stock will also be entitled to a preferential redemption equal to the liquidation preference amount plus dividends in the event of a “major transaction” or a “triggering event,” as defined in the Certificate of Designation relating to the Series B Preferred Stock.

Holders of Series B Preferred Stock will be able to convert their shares into shares of Common Stock at any time.  Initially, the Series B Preferred Stock will convert on a one-to-one basis, subject to adjustment.

The Series B Preferred Stock will be redeemable by the Healthaxis and at the option of the holders in certain circumstances.

Exempt Issuance of Merger Securities

We expect that the securities to be issued by Healthaxis as consideration in the Merger (the “Merger Securities”) will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  In this regard, Healthaxis has agreed to pursue approval of the terms of the Merger through a California fairness hearing, which approval, if obtained, would provide an exemption from the registration requirements of the Securities Act of 1933.  Pursuant to such exemption, the Merger Securities would not be considered “restricted securities” for purposes of Rule 144 promulgated under the Securities Act.  In the event that such California approval is not obtained, Healthaxis has agreed that, at its election, it shall use commercially reasonable efforts to prepare and file with the SEC a registration statement on Form S-4 or other comparable form in which a proxy statement to solicit and obtain the approval of our stockholders as contemplated by the Merger Agreement will be included.

Listing on Nasdaq Capital Market

In accordance with the rules of The Nasdaq Stock Market, the Merger will be deemed a “reverse merger” because Healthaxis will be combining its operations with ours and, accordingly, will experience a “change of control.”  As a consequence, in order for the post-Merger entity to retain its listing on the Nasdaq Capital Market, the post-merger entity will be required to submit an Initial Listing Application and satisfy the “initial listing standards” of the Nasdaq Capital Market.  At this time, it is not clear whether post-Merger Healthaxis will be able to satisfy these standards.  Obtaining the listing is not a condition to closing the Merger.

The foregoing descriptions of the Merger Agreement and other documents referenced hereinabove and herein below do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and such other documents, which are filed as Exhibits hereto.  The Merger Agreement and other documents are included to provide investors and security holders with information regarding the terms of the Merger and related transactions. The Merger Agreement and such other documents are not intended to provide any other factual information about us or the other parties thereto. The Merger Agreement contains representations and warranties the parties thereto made to each other and are solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Healthaxis’ public disclosures. We agree to furnish supplementally a copy of any omitted disclosure schedule to the Merger Agreement to the Securities and Exchange Commission upon request.

Other Recent Transactions

We amended the Certificate of Designation of the Relative Rights and Preferences of our Series D Convertible Preferred Stock (the “Series D Certificate of Designation”), the Certificate of Designation of the Relative Rights and Preferences of our Series D-2 Convertible Preferred Stock (the “Series D-2 Certificate of Designation”), and the Certificate of Designation of the Relative Rights and Preferences of our Series F Convertible Preferred (the “Series F Certificate of Designation” and, together with the Series D Certificate of Designation, and the Series D-2 Certificate of Designation, the “Certificates of Designation”), to provide that the “Conversion Restrictions” (as more particularly described in the Certificates of Designation) apply to the affiliates of each of the holders of shares in each such series of Convertible Preferred Stock.

On June 13, 2007, we privately placed shares of our Series D Convertible Preferred Stock and various common stock and Series D-2 preferred stock purchase warrants to a limited number of institutional investors for gross proceeds of approximately $14,000,000. C.E. Unterberg, Towbin, Inc., acted as our placement agent. The private placement was exempt from registration under the Securities Act of 1933, as amended, in reliance upon Rule 506 of Regulation D or Section 4(2) for transactions not involving a public offering.

We intend to use the proceeds to complete previously announced acquisitions, fund additional growth in accordance with our business plan, and for general working capital requirements.

Copies of the transaction documents referenced herein and our June 14, 2007, press release announcing these transactions are attached as Exhibits to this Current Report and are incorporated herein by reference.

Preferred Stock and Warrants

The shares of Series D Convertible Preferred Stock that we issued and sold are convertible into approximately 23.3 million shares of our common stock. The three-year Series A Warrants that we granted (initial exercise price of $.90 per share) are exercisable for the purchase of up to approximately 11.7 million shares of our common stock. The five-year Series B Warrants that we granted (initial exercise price of $1.25 per share) are exercisable for the purchase of up to approximately 23.3 million shares of our common stock. If exercised in full, the aggregate Series A Warrant and Series B Warrant proceeds will be approximately $40 million.

One-year Purchase Option

We also granted the investors a one-year option (in the form of Series J Warrants) to purchase up to $21 million of Series D-2 Convertible Preferred Stock, which is convertible into approximately 23.3 million shares of our common stock. At the closing and in connection with such option, we granted the investors three-year Series C warrants (initial exercise price of $1.35 per share), which are exercisable for the purchase of up to approximately 11.7 million shares of our common stock, and five-year Series D Warrants (initial exercise price of $1.87 per share), which are exercisable for the purchase of up to approximately 23.3 million shares of our common stock. The Series C Warrants and the Series D warrants vest only upon the exercise of the Series J Warrants. If exercised in full, the aggregate Series C Warrant and Series D Warrant proceeds will be approximately $60 million. There can be no assurance that any or all of the warrants will be exercised.

On June 13, 2007, we entered into a Series D Convertible Preferred Stock Purchase Agreement (the “Series D Purchase Agreement”), pursuant to which certain investors purchased shares of our Series D Convertible Preferred Stock and warrants to purchase shares of our Series D-2 Convertible Preferred Stock and common stock.  Subsequent thereto, we amended the Series D Purchase Agreement.  On August 29, 2008, we again amended its terms this time to increase the number of shares of our common stock underlying the permitted options further and amended it to eliminate certain financial covenants contained therein.

We previously amended each of our then-outstanding Series A Warrants to Purchase Shares of Common Stock (“Series A Warrants”), Series B Warrants to Purchase Shares of Common Stock (“Series B Warrants”), Series C Warrants to Purchase Shares of Common Stock (“Series C Warrants”), and Series D Warrants to Purchase Shares of Common Stock Warrants (“Series D”).  Pursuant to certain Second Amendments to Series A Warrants and to Series B Warrants, and Fourth Amendments to Series C Warrants and to Series D Warrants, on August 29, 2008, we made such additional amendments to each of such currently-outstanding warrants so as to eliminate certain provisions of the same regarding anti-dilution and registration rights.  Pursuant to an Amended and Restated Warrant Acknowledgement Agreement signed on August 29, 2008 by the holders of warrants exercisable for at least a majority of the shares of our stock underlying all of the currently outstanding Series A Warrants, Series B Warrants, Series C Warrants, and Series D Warrants, each of such Warrants has been amended and restated.

We previously entered into a Registration Rights Agreement with certain investors to provide said investors with certain registration rights for certain of our securities owned by them.  We filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission on July 13, 2007, pursuant to such Registration Rights Agreement, but such Registration Statement has not yet been declared effective.  The investors no longer require that the Registration Statement become effective due to provisions of Rule 144 and certain other legal and business agreements.  As a result, on August 29, 2008, we entered into a Waiver and Amendment Agreement with certain of the investors waiving any rights to any damages owed or potentially owed by the corporation to any of the investors resulting from certain provisions of the Registration Rights Agreement, including without limitation any liquidated damages owed or potentially owed by us to any of the investors, and amending and restating the Registration Rights Agreement to reflect the same.

Conditional upon the closing of the Merger, on August 29, 2008, we made certain additional amendments to the terms of the Series D Convertible Stock Purchase Agreement to eliminate any and all of our duties and/or obligations under such Agreement.

We gave each of the seven institutional investors who purchased shares of our Series D Convertible Preferred Stock on June 13, 2007, the opportunity to exchange all of their outstanding Series A Warrants, Series B Warrants, and Series D Warrants (if such Series D Warrants have a warrant price of $1.10 per share) for shares of our Series F Convertible Preferred Stock.  On August 29, 2008, six of said investors took said opportunity and, as a result, 40,666,676 shares of our Series A Warrants, Series B Warrants, and Series D Warrants have been exchanged into 894,942 shares of our Series F Convertible Preferred Stock. Following a series of communications with the seventh and final such institutional investor, we declared the exchange opportunity closed on September 5, 2008.

Forward-Looking Statements

This Report contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed Merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements.  The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and exceptions discussed.  For instance, although Healthaxis and we have signed an agreement to merge, there is no assurance that the proposed Merger will close.  The Merger Agreement will terminate if the parties do not receive necessary approvals from Healthaxis’ stockholders and our stockholders or if either Healthaxis or we fail to satisfy other conditions to closing.  Other risks and uncertainties to which the parties are subject are discussed in the parties respective reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risk Factors” and elsewhere, including, without limitation, in Healthaxis’ Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Forms 10-QSB and 10-QSB, and in our Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-QSB.  Copies of Healthaxis’ and our filings with the SEC can be obtained on our respective websites, or at the SEC’s website at www.sec.gov.  One or more of these factors have affected, and could affect Healthaxis’ and our business and financial results in future periods, and could cause actual results related to the Merger to differ materially from plans and projections.  Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.  Forward-looking statements speak only as of the date of the documents in which they are made.  These risks, uncertainties and factors are not exclusive, and we undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this report, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, we will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission.  OUR INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting us by mail at 1290 N Hancock St., Ste 200, Anaheim Hills, CA 92807, or by telephone at (714) 974-2670. In addition, documents filed with the SEC by us are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

Our directors, executive officers, other members of our management and employees may be deemed to be participants in the solicitation of proxies from our stockholders in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of our management and employees in the proposed transaction will be included in our proxy statement described above. Information regarding our directors and executive officers is also available in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. This document is available free of charge at the SEC’s website at www.sec.gov and from us, as described above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

3.10*
Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on June 30, 2008

3.11*
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

3.12*
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

3.13*
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

10.64*	Agreement and Plan of Merger dated September 5, 2008, among Healthaxis, Inc., Outsourcing Merger Sub., Inc., and BPO Management Services, Inc.
10.65*	Amendment to Series D Convertible Stock Purchase Agreement dated August 28, 2009 between BPO Management Services, Inc. and certain investors
10.66*	Second Amendment to Series D Convertible Stock Purchase Agreement dated August 28, 2009 between BPO Management Services, Inc. and certain investors
10.67*	Second Amendment to Series A Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.68*	Second Amendment to Series B Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.69*	Fourth Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.70*	Fourth Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.71*	Waiver and Amendment Agreement dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.72*	Amended and Restated Warrant Acknowledgement Agreement dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.73*	Third Amendment to Series D Convertible Stock Purchase Agreement dated as of August 29, 2008 between BPO Management Services, Inc. and certain investors
10.74*	Series F Convertible Preferred Stock Issuance Agreement dated as of August 29, 2008, between BPO Management Services, Inc. and certain investors

-------------------------------------
* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008	BPO MANAGEMENT SERVICES, INC.

	By:	/s/ James Cortens
James Cortens
President

Exhibit Index

Exhibit No.	Description of Exhibit

3.10
Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on June 30, 2008

3.11
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

3.12
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

3.13
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on August 28, 2008

10.64	Agreement and Plan of Merger dated September 5, 2008, among Healthaxis, Inc., Outsourcing Merger Sub., Inc., and BPO Management Services, Inc.
10.65	Amendment to Series D Convertible Stock Purchase Agreement dated August 28, 2009 between BPO Management Services, Inc. and certain investors
10.66	Second Amendment to Series D Convertible Stock Purchase Agreement dated August 28, 2009 between BPO Management Services, Inc. and certain investors
10.67	Second Amendment to Series A Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.68	Second Amendment to Series B Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.69	Fourth Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.70	Fourth Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc. dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.71	Waiver and Amendment Agreement dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.72	Amended and Restated Warrant Acknowledgement Agreement dated August 29, 2008 between BPO Management Services, Inc. and certain investors
10.73	Third Amendment to Series D Convertible Stock Purchase Agreement dated as of August 29, 2008 between BPO Management Services, Inc. and certain investors
10.74	Series F Convertible Preferred Stock Issuance Agreement dated as of August 29, 2008, between BPO Management Services, Inc. and certain investors